Exhibit 99


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, Robert M. Feldman, Chief Executive Officer of Health & Leisure, Inc., a Delaware corporation (the "Company"), and Burton Schildhouse, Chief Financial Officer of the Company, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Annual Report on Form 10-KSB of the Company for the year ended December 31, 2002, which this certification accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.





May 7, 2003                                          /s/ Robert M. Feldman
                                                     -------------------------
                                                     Robert M. Feldman,
                                                     Chief Executive Officer


May 7, 2003                                          /s/ Burton Schildhouse
                                                     -------------------------
                                                     Burton Schildhouse,
                                                     Chief Financial Officer